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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                 August 26, 1998



                                   TEAM, INC.
               (Exact name of registrant as specified in charter)



          Texas                          0-9950                  74-1765729
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                  Number)              Identification No.)



    200 Hermann Drive, Alvin, Texas                            77056
----------------------------------------             ---------------------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (281) 331-6154



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

(a) On August 28, 1998, Team, Inc. ("Team") acquired all of the outstanding capital stock of Climax Portable Machine Tools, Inc., an Oregon corporation ("Climax"). Pursuant to the terms of a Stock Purchase Agreement among Team and Climax's Majority Shareholders (as defined herein), Team acquired 20,992 shares of Climax's common stock, representing 86.62% of the outstanding capital stock of Climax (the "Climax Agreement"). The "Majority Shareholders" consist of (i) R. Leroy and Paula Benham, (ii) the Climax Portable Machine Tools, Inc. Employee Stock Ownership Plan Trust, (iii) Phillip R. Edin, Trustee of the Phillip Edin Living Trust and (iv) Terry W. Weigel. Team acquired the remaining 3,243 shares of the outstanding capital stock of Climax pursuant to a series of Stock Purchase Agreements among Team and Climax's minority shareholders (the "Minority Agreements"). Pursuant to the Climax Agreement and the Minority Agreements, Team acquired all of the outstanding capital stock of Climax (the "Climax Shares") in exchange for cash in the amount of $6,400,000 and 200,000 newly-issued shares of Team's common stock, $0.30 par value per share (the "Common Stock"). Effective August 28, 1998, Team also entered into employment agreements with three of the Majority Shareholders, pursuant to which such persons were granted options to purchase up to an aggregate of 50,000 shares of Common Stock at an exercise price of $4.125 per share. The amount of consideration paid by Team to the former Climax shareholders for the acquisition of the Climax Shares was determined as a result of arms-length negotiations and agreement between unrelated parties.

     The description contained herein of Team's acquisition of the Climax Shares is qualified in its entirety by reference to the Climax Agreement (and the amendments thereto), copies of which are attached hereto as Exhibits 2.1 through 2.3, the Minority Agreements, a copy of the form of agreement is attached hereto as Exhibit 2.4, and the Press Release dated September 1, 1998 attached hereto as Exhibit 99.

     In order to finance the acquisition of the Climax Shares, Team closed a credit facility with NationsBank, N.A of Houston on August 26, 1998 in the amount of $24,000,000. The new facility is comprised of (i) a $12,500,000 revolving loan, (ii) $9,500,000 in term loans for business acquisitions and
     (iii) a $2,000,000 mortgage loan to refinance existing real estate indebtedness. Interest rates under the new facility are adjustable depending upon Team's cash flow and are generally more favorable than the previously existing $10,000,000 revolving credit facility, which Team terminated.

     The description contained herein of Team's credit facility is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 2.5.

(b) The assets acquired were used by Climax to design and manufacture portable, metal cutting machine tools, and Team intends to continue such use.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     As of the date of filing of this Current Report on Form 8-K, it is impracticable to provide the financial statements required by this Item 7(a) with respect to the acquisition of Climax. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after September 10, 1998.



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(b)  Pro Forma Financial Information

     As of the date of filing of this Current Report on Form 8-K, it is impracticable to provide the financial information by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 60 days after September 10, 1998.

(c)  Exhibits

     2.1 Stock Purchase Agreement dated as of July 3, 1998, among Team and R. Leroy and Paula Benham, the Climax Portable Machine Tools, Inc. Employee Stock Ownership Plan Trust, Phillip R. Edin, Trustee of the Phillip Edin Living Trust and Terry W. Weigel. (Team hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted exhibit or schedule to the attached Exhibit, all of which omitted exhibits or schedules are listed on page vi of the attached Exhibit.)

     2.2 First Amendment to Stock Purchase Agreement dated as of July 29, 1998, among Team and R. Leroy and Paula Benham, the Climax Portable Machine Tools, Inc. Employee Stock Ownership Plan Trust, Phillip R. Edin, Trustee of the Phillip Edin Living Trust and Terry W. Weigel.

     2.3 Second Amendment to Stock Purchase Agreement dated as of August 28, 1998, among Team and R. Leroy and Paula Benham, the Climax Portable Machine Tools, Inc. Employee Stock Ownership Plan Trust, Phillip R. Edin, Trustee of the Phillip Edin Living Trust and Terry W. Weigel.

     2.4 Form of Stock Purchase Agreement among Team and each of the following minority shareholders: Paul and Gladys Strait, Timothy Benham, Elizabeth Allen, Louise Sperling, Amy Sperling, Melissa Sperling, Sarah Sperling, Emily Sperling, Jodi Strait, and Raelyn Riedlinger.

     2.5 Credit Agreement dated August 28, 1998 among Team, NationsBank, N.A. and various Financial Institutions named in the Credit Agreement. (Team hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted exhibit or schedule to the attached Exhibit, all of which omitted exhibits or schedules are listed on page iv of the attached Exhibit.)

     99    Press Release Dated September 1, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.


Dated:   September 10, 1998


                                            TEAM, INC.


                                             /s/ WILLIAM A. RYAN
                                            ------------------------------------
                                            By:  William A. Ryan
                                                 Chairman of the Board
                                                 and Chief Executive Officer

                                             /s/ TED W. OWEN
                                            ------------------------------------
                                            By:  Ted W. Owen
                                                 Vice President,
                                                 Chief Financial Officer
                                                 and Secretary


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                               INDEX TO EXHIBITS

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



   EXHIBIT
   NUMBER                            DESCRIPTION
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
     2.1 Stock Purchase Agreement dated as of July 3, 1998, among Team and R. Leroy and Paula Benham, the Climax Portable Machine Tools, Inc. Employee Stock Ownership Plan Trust, Phillip R. Edin, Trustee of the Phillip Edin Living Trust and Terry W. Weigel. (Team hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted exhibit or schedule to the attached Exhibit, all of which omitted exhibits or schedules are listed on page vi of the attached Exhibit.)

     2.2 First Amendment to Stock Purchase Agreement dated as of July 29, 1998, among Team and R. Leroy and Paula Benham, the Climax Portable Machine Tools, Inc. Employee Stock Ownership Plan Trust, Phillip R. Edin, Trustee of the Phillip Edin Living Trust and Terry W. Weigel.

     2.3 Second Amendment to Stock Purchase Agreement dated as of August 28, 1998, among Team and R. Leroy and Paula Benham, the Climax Portable Machine Tools, Inc. Employee Stock Ownership Plan Trust, Phillip R. Edin, Trustee of the Phillip Edin Living Trust and Terry W. Weigel.

     2.4 Form of Stock Purchase Agreement among Team and each of the following minority shareholders: Paul and Gladys Strait, Timothy Benham, Elizabeth Allen, Louise Sperling, Amy Sperling, Melissa Sperling, Sarah Sperling, Emily Sperling, Jodi Strait, and Raelyn Riedlinger.

     2.5 Credit Agreement dated August 28, 1998 among Team, NationsBank, N.A. and various Financial Institutions named in the Credit Agreement. (Team hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted exhibit or schedule to the attached Exhibit, all of which omitted exhibits or schedules are listed on page iv of the attached Exhibit.)

     99    Press Release Dated September 1, 1998.
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